UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         November 2, 2004
                                                         ----------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

Illinois                         0-1349                       04-1864170
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(State or other jurisdiction    (Commission                 (IRS Employer
   of incorporation)            File Number)             Identification No.)


                       225 Windsor Drive, Itasca, IL              60143
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                     (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code                (630) 875-5300
                                                               -----------------


 _______________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 2.02        Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On November 2, 2004, Enesco Group, Inc. (the" Company") issued a press release regarding its third quarter 2004 earnings. The press release of the Company is attached hereto as Exhibit 99. The Company does not intend for this
Item 2.02 or Exhibit 99 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01         Financial Statements and Exhibits

Press release issued November 2, 2004 by the Company and furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ENESCO GROUP, INC.



Date:  November 3, 2004           By:  /s/ George R. Ditomassi
                                       --------------------------
                                       George R. Ditomassi
                                       Interim Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                  Description

99 Company Press Release dated November 2, 2004 announcing third quarter 2004 earnings.